Stock-Based Compensation - Black-Scholes Option-Pricing Model to Determine Fair Value of Assumptions Used for Employee Stock Options Granted (Detail) - Employee Stock Option - Employee Stock Option	12 Months Ended
Dec. 31, 2020 $ / shares
Share Based Compensation Arrangement By Share Based Payment Award [Line Items]
Expected term (in years)	5 years 6 months
Risk-free interest rate	0.40%
Expected volatility	96.80%
Dividend yield	0.00%
Weighted-average grant date fair value	$ 4.64